ACRIVON PREDICTIVE PRECISION PROTEOMICS (AP3) NEXT GENERATION PRECISION MEDICINE CORPORATE PRESENTATION MARCH 2026 Exhibit 99.2

Forward-looking statements Certain information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Our forward-looking statements are based primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in the forward-looking statements is subject to risks and uncertainties, including the factors described in our filings with the U.S. Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update any forward-looking statements or to reflect new information or the occurrence of unanticipated events, except as required by law.

next-generation precision medicine powered by AP3 Drug P Acrivon Predictive Precision Proteomics (AP3) AI-driven, proteomics-based rational drug design and informed clinical development AP3 enables an exact match between the disease-driving, dysregulated pathways with drug mechanism of action (Acrivon meaning ≈ exact, accurate) DNA RNA Protein Dysregulated Protein Dysregulated Pathways Proprietary tools Data portal Interactome Protein activity predictor Inflammation Cancer Fibrosis Current focus oncology, I&I next

ACRIVON THERAPEUTICS OVERVIEW

Development Site (Boston)

- Drug development and clinical biomarkers
- Clinical leadership and trial oversight
- ML/AI-driven AP3 analyses

Precision Proteomics Site (Lund/Copenhagen)

- Early drug discovery
- BM identification and drug profiling
- AP3 mass spectrometry

HQ LOCATED IN BOSTON - ACCESS TO LEADING DRUG DISCOVERY, BIOTECH, AND PHARMA

PROTEOMIC HUB LOCATED IN MEDICON VALLEY - NORTHERN EUROPE`S LEADING LIFE SCIENCE CLUSTER






Peter Blume-Jensen, MD, PhD
CEO, President,
Co-Founder
Inventor of AP3



Kristina Masson PhD, MBA
EVP, Bus Ops,
Lund Site Head
Co-Founder



Jesper V. Olsen PhD
Novo-Nordisk Foundation
Protein Center, Cph.
Academic Co-Founder.




Founded 2018, IPO November 2022 (NASDAQ: ACRV)

For more information, please visit https://acrivon.com

4

ACRIVON THERAPEUTICS

ACCOMPLISHED LEADERSHIP TEAM



Peter Blume-Jensen, M.D., Ph.D.
CEO, President, Co-Founder

- Executive Serono, Merck & Co., Daiichi Sankyo
- CSO Metamark - Marketed prostate proteomic test ProMark®
- Inventor Acrivon Predictive Precision Proteomics (AP3)



Mansoor Raza Mirza, M.D.
Chief Medical Officer

- World-renowned oncology KOL
- Lead investigator for multiple guideline-changing regulatory approvals, including PARP inhibitors for ovarian cancer and new frontline therapy for endometrial cancer



Kristina Masson, Ph.D., M.B.A
Site Head Acrivon AB, Co-Founder
EVP Business Operations

- Cross-functional Leadership Merrimack Pharmaceuticals, MIT/BROAD
- Founder and CEO, OncoSignature AB (acquired by Acrivon Therapeutics)



Adam Levy, Ph.D., M.B.A.
Chief Financial Officer

- Zentalis Pharmaceuticals, Turning Point Therapeutics, Novartis
- Head of Corporate Strategy Gilead Sciences
- Engagement manager in pharma practice at McKinsey & Company



Eric Devroe, Ph.D.
Chief Operating Officer

- Founder and CEO, Opsonix
- Business executive MD Anderson Cancer Center and Metamark
- EIR Wyss Institute, Harvard
- Associate, Flagship Pioneering



Erick Gamelin, M.D., Ph.D.
Chief Development Officer

- Professor, CEO, national cancer center, appointed by French Minister of Health
- Executive Amgen, Pfizer, Dynavax, MacroGenics; CMO STEP Pharma
- >100 ph 1-3 oncology trials



Mary-Alice Miller, J.D.
Chief Legal Officer

- Over 20 years corporate legal experience
- Served as general counsel of 2 companies taken public
- Boston Business Journal "40 Under 40"

5 ACRIVON THERAPEUTICS

ACRIVON PIPELINE

Program	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Next Milestone
ACR-368 (CHK1/CHK2)	Endometrial Cancer	**Single-Arm Trial Based on OncoSignature Biomarker Prediction**				
		ACR-368 Monotherapy (Breakthrough Device & Fast Track Designations)			BM+ patients, registrational intent	Clinical Update Mid-2026
		Single-Arm Trials without Pretreatment Biopsy or Biomarker Stratification				
		ACR-368 + ULDG Sensitization			Serous all-comer, registrational intent	Initial Clin Data, Mid-2026
		ACR-368 Monotherapy			Serous all-comer, registrational intent	Initiation, 1H 2026
ACR-2316 (WEE1/ PKMYT1)	AP3-Identified Tumor Types	Dose Escalation and Expansion				Clinical Data & Dose Expansion Start, 2026
ACR-6840 (CDK11)	AP3-Identified Tumor Types	IND-Enabling				IND Filing, Q4 2026
Auto-Immune/Inflammatory		Early Discovery				Future Development Candidates

6

ACRIVON THERAPEUTICS

ACRIVON AP3-BASED PRECISION MEDICINE

Novel Target Identification
Activated druggable targets – diseased vs normal


OncoSignature®





Clinical Biomarkers
Predictive OncoSignature tests

Indication Finding
Sensitive tumor types

Single agent activity
Target/pathway addiction

Resistance Mechanisms
Rational drug combinations

AP3

Drug Discovery SAR
Optimized pathway effects

Therapeutic Index
Dial out AE liabilities

PD Markers
~60,000 per compound

Informed in-licensing
AP3 profiling of candidates


Sensitive
Resistant
RP-6306
Adavosertib
Adavosertib
RP-6306




>100 candidates
Clinical Stage
Safety Data
Durable Single Agent Activity
No Patient Selection Biomarkers
Acrivon
Proprietary Data
Acrivon Due Diligence
AP3 Profiling & Validation
Lead asset (Prexasertib)

Streamlined Clinical Development
Predicted sensitive indications with informed dose optimization

7 ACRIVON THERAPEUTICS

Infectious, CNS, and other diseases Oncology Fibrotic and inflammatory Autoimmune DDR and Cell Cycle Therapeutic areas Therapeutic modalities Small molecule Bifunctional molecule Antibody ADC Oligo/RNA The AP3 Approach is modality and disease agnostic Current pipeline Next

ACR-368: A POTENT SELECTIVE CHK1/2 INHIBITOR

- Balanced potent (nM) inhibition of CHK1 and CHK2 enabling monotherapy activity
- Protected by composition-of-matter and salt form patents through 2030 and 2037, ensuring exclusivity
- ***Acrivon holds full, unencumbered global rights***


G2/M Checkpoint
CHK1/2
M
Cancer Cell Cycle
G1
G2
S
Defective G1/S Checkpoint
S Phase Checkpoint
CHK1/2

- **Clinical efficacy and safety:** Durable monotherapy activity across multiple cancers with favorable tolerability and absence of non-hematological, severe toxicities
- **Synergy with Immunotherapy:** Preclinical data showing complete tumor regression and immune memory

9 ACRIVON THERAPEUTICS

ONCOSIGNATURE: DRUG RESPONSE PREDICTION IN INDIVIDUAL PATIENTS


PROPRIETARY WORKFLOW
STEP 1
BIOMARKER IDENTIFICATION
STEP 2
THERAPEUTIC PACKAGE
Acrivon drug with predictive BM assay
STEP 3
PATIENT RESPONDERS
Optimal indications and combinations
AP3 DRUG PROFILING
HIGH RES PROTEOMICS BY MS
Resistant Sensitive
AI-DRIVEN
+
OncoSignature®
No benefit
Benefit
CLINICAL SIGNATURE ASSAY
3-6 BIOMARKERS
PROSPECTIVE RESPONSE PREDICTION
ON PRETREATMENT BIOPSY
BIOMARKER VALIDATION
CELL LINES, PDX, HUMAN TISSUE

OncoSignature®


Predicted
Non-responder
Predicted
Responder
CLASS 1
BM
CLASS 2
BM
CLASS 3
BM

Patients without biomarkers critical for drug sensitivity efficiently excluded

10
ACRIVON THERAPEUTICS

AP3 INDICATION FINDING IDENTIFIES ENDOMETRIAL CANCER AS SENSITIVE TO ACR-368

ACR-368 OncoSignature-based indication finding prior to trial entry

Functional validation in preclinical models

Clinical validation in ongoing Phase 2 study


~30%
~70%

Endometrial patient tumor samples


BM1
BM2
BM3
Predicted Non-Responder
Predicted Responder


Endo 1
1,500
1,000
500
0
Cubic Millimeters
0
7
14
21
Day


Endo 2
2,000
1,000
0
Cubic Millimeters
0
7
14
21
28
Day


100
75
50
25
0
−25
−50
−75
137%
81%
61%
38%
17%
16%
1%
-5%
-7%
-20%
-20%
-33%
-34%
-45%
-47%
-49%
-50%
-62%
-71%
-73%
-74%
-100%
-100%

11
ACRIVON THERAPEUTICS

ACRIVON CLIA LABORATORY

STRENGTHENING ACRIVON PRECISION MEDICINE CAPABILITIES

- Newly licensed CLIA laboratory
- Translates AP3-driven biomarker discoveries into actionable and proprietary CDx for our therapeutics
- Initially focused on ACR-368 OncoSignature testing
- Unique capabilities to support internal pipelines and new BD/partnering opportunities


Dako









CENTERS FOR MEDICARE & MEDICAID SERVICES
CLINICAL LABORATORY IMPROVEMENT AMENDMENTS

CERTIFICATE OF REGISTRATION

LABORATORY NAME AND ADDRESS
ACRIVON THERAPEUTICS, INC
480 ARSENAL WAY, SUITE 100
WATERTOWN, MA 02472

CLIA ID NUMBER
22D2334886

EFFECTIVE DATE
12/03/2025

LABORATORY DIRECTOR
THOMAS P. NIFONG

EXPIRATION DATE
12/02/2027

Pursuant to Section 353 of the Public Health Services Act (42 U.S.C. 263a) as revised by the Clinical Laboratory Improvement Amendments (CLIA), the above named laboratory located at the address shown hereon (and other approved locations) may accept human specimens for the purposes of performing laboratory examinations or procedures.
This certificate shall be valid until the expiration date above, but is subject to revocation, suspension, limitation, or other sanctions for violation of the Act or the regulations promulgated thereunder.

CMS

Gregg Brandush, Director
Division of Clinical Laboratory Improvement & Quality
Quality & Safety Oversight Group
Center for Clinical Standards and Quality



The Commonwealth of Massachusetts

DEPARTMENT OF PUBLIC HEALTH

DIVISION OF HEALTH CARE FACILITY LICENSURE AND CERTIFICATION

CLINICAL LABORATORY LICENSE

In accordance with the provisions of the General Laws, Chapter 111D and regulations established thereunder, a license is hereby granted to

ACRIVON THERAPEUTICS, INC.

480 ARSENAL WAY, SUITE 100, WATERTOWN MA 02472

for the maintenance of

ACRIVON THERAPEUTICS, INC **5822**

480 ARSENAL WAY, SUITE 100, WATERTOWN MA 02472

Classification: **FULL**

Pathology
Histopathology

LICENSE Nº **5822** is valid from **December 30, 2025** to **December 29, 2027** subject to revocation for cause.

COLLECTION STATIONS/SATELLITES
None

DECEMBER 30, 2025

POST CONSPICUOUSLY

12

ACRIVON THERAPEUTICS

STUDY RATIONALE AND INITIAL TRIAL DESIGN

- The ACR-368 OncoSignature™ is a tumor agnostic, functional Biomarker (BM) test designed to prospectively predict benefit from ACR-368 (prexasertib), a potent, selective CHK1/2 inhibitor.
- It is composed of 3 protein biomarkers that measure the tumor's addiction to CHK1/2-mediated DNA repair independent of genetic alterations.
- Screening with Acrivon's OncoSignature BM test across routine-processed (FFPE) human tumor types, predicted endometrial cancer (EC) to be particularly sensitive to ACR-368.

Subjects relapsed after prior platinum-based chemotherapy and one prior line of anti-PD-(L)1 therapy

↓

OncoSignature®

BM-Stratified Cohorts with Prospective Response Prediction

Subjects with high-grade EC ≤3 lines of prior therapy

Arm 1 (BM+)

ACR-368
(105mg/m2 iv q14d)

(N=71)

Arm 2 (BM-)

ACR-368
(105mg/m2 iv q14d)
+
ULDG* sensitization
(10mg/m2 iv q14d)

(N=~150)

<u>Primary endpoint</u>
ORR: RECIST 1.1

Registrational intent

<u>Exploratory Arm</u>

*ULDG = ultra low dose gemcitabine

13 ACRIVON THERAPEUTICS

* Best of BICR and/or PI # Unconfirmed PR Non QC’ed data based on EDC data extract as of 12/04/2025 # # ORR = 39% (95% CI, 24 - 56) n = 31 DCR: 80.6%, CBR (16 weeks): 61.3% BOR by RECIST 1.1 on study treatment* Best overall response (BOR) DCR: Disease Control Rate (CR+PR+SD) CBR: Clinical Benefit Rate [(CR+PR)+(SD >16 weeks)] Significant Response in Arm 1 (BM+) ITT Population Treated with ACR-368

# # # n = 25 n = 35 ORR = 26% (95% CI, 14 - 42) ORR = 44% (95% CI, 27 - 63) Arm 1 (BM+)  ACR-368 ARM 2 (BM-) ACR-368 + ULDG BOR by RECIST 1.1 on study treatment* * Best of BICR and/or PI # Unconfirmed PR Non QC’ed data based on EDC data extract as of 12/04/2025 Better ORR Observed in Subjects with ≤2 Prior lines of Therapy OncoSignature BM levels and the BM+ fraction were noted to be significantly higher in serous

# # # n = 23 n = 37 Serous (≤ 2 Prior Lines) Non-Serous (≤ 2 Prior Lines) ORR = 22% (95% CI, 11 - 37) ORR = 52% (95% CI, 33 - 71) DCR: 74%, CBR (16 weeks): 65% BOR by RECIST 1.1 on study treatment* * Best of BICR and/or PI # Unconfirmed PR Non QC’ed data based on EDC data extract as of 12/04/2025 Significant ORR in Serous All-Comer Population with ≤ 2 Prior Lines of Therapy

DEEP, RAPID RESPONSES IN PATIENTS WITH AGGRESSIVE SEROUS ENDOMETRIAL TUMORS

67 y old patient with stage IV serous cancer, pMMR, p53-mutated; patient was refractory to last prior line, including anti-PD-1


20.0 mm
16.0 mm

Screening | Week 8 **(-100%)** | Week 12 **(-100%)**



Screening | Week 8 and 12 **(-100%)**

Complete resolution of hepatic target lesions

- Confirmed **PR** with **complete** disappearance of >*10* additional hepatic metastases spanning both lobes
- ACR-368 single agent activity in multifocal hepatic disease, even in *high-disease burden* cases

17
ACRIVON THERAPEUTICS

SEROUS ENDOMETRIAL CANCER - A SIGNIFICANT UNMET NEED


EC Mortality
(US + EU) = ~44K[1, 3]
EC Prevalence
~2.4M patients[1, 3]
~58,800
serous
EC[4]
Serous EC
Mortality 40-50%
~18-22K/year[2, 3,7]



Serous EC is characterized by high-grade aplasia and aggressive histological features

Nakayama, K.; Nakayama, N.; Ishikawa, M.; Miyazaki, K. Cancers 2012, 4, 799-807.

Disproportionate Mortality

- *Accounts for ~40-50% of all endometrial cancer deaths.*[5]

Limited Effective Treatment Options

- *Only moderate benefit from immunotherapy*
- *Chemotherapy responses short-lived. Rapid resistance, early recurrence.*
- *HER2-targeting benefits smaller proportion, no TP53-directed therapies*

Almost all serous patients progress to ≥2nd line of therapy

SOC in ≥2nd line post-IO/platinum ~15% ORR and ~3.4 months PFS (single agent chemotherapy)[5, 6]

[1]SEER database
[2]https://pmc.ncbi.nlm.nih.gov/articles/PMC9445918
[3]Concin, C. et al, ESGO–ESTRO–ESP 2025 Guidelines; Lian Y., Luo P. Annals of Global Health (2025).
[4]Based on internal estimates of approximately 2.4% serous in the prevalence pool given survival approximations
[5]Bogani et al, Gynecol Oncol. 2021 July ; 162(1): 226–234. doi:10.1016/j.ygyno.2021.04.029.
[6]Makker et al, NEJM; 2022; 386:437-48
[7]KOL estimates

18
ACRIVON THERAPEUTICS

Treatment-Related Adverse Events N = number of subjects (%) Arm 1 (ACR-368) N=40 Grades 3/4 Arm 2 (ACR-368 + ULDG) N=48 Grades 3/4 Thrombocytopenia 9 (22) 17 (34) Anemia 11 (27) 22 (46) Leukopenia 6 (15) 11 (23) Neutropenia 10 (25) 16 (33) Febrile neutropenia 2 (5) 4 (8) Acute kidney injury 2 (5) 0 TRAEs with Grades 3/4 percentages ≥5% for either group are included in this table. No fatal TRAE in either group. G-CSF is encouraged for ACR-368 monotherapy and mandated for ACR-368 + ULDG Limited, transient, mechanism-based hematological AEs Notable Absence of GI toxicities, ILDs, stomatitis, ocular toxicity, peripheral neuropathy, etc. Data-cut of 01/13/2026 Favorable safety profile

ENDOMETRIAL PATIENT DEMOGRAPHICS AND BASELINE CHARACTERISTICS

Subject Demographics	BM+ N = 40	BM- N = 48
Median Age (range)	66.0 (40, 77)	66.0 (49, 80)
Race, n (%)		
White	29 (72.5)	29 (60.4)
Black/African American	6 (15)	10 (20.8)
Asian	1 (2.5)	4 (8.3)
American Indian or Alaska Native	0	0
Native Hawaiian or other pacific islander	1 (2.5)	0
Other/Unknown	3 (7.5)	5 (10.4)
Stage, n (%)		
III	10 (25)	18 (37.5)
IV	30 (75)	29 (60.4)
Unknown	0	1 (2.1)
Histology, n (%)		
Serous	**20 (50)**	**16 (33.3)**
Clear-cell carcinoma	2 (5)	4 (8.3)
Carcinosarcoma	6 (15)	10 (20.8)
Endometroid, G3	9 (22.5)	15 (31.3)
Other	3 (7.5)	3 (6.3)
ECOG Status at Baseline, n (%)		
0	20 (50)	25 (52)
1	20 (50)	23 (48)

Subject Demographics	BM+ N = 40	BM- N = 48
Prior Lines of Therapy, Median (Mean)	2 (2)	2 (2)
Best Overall Response to Last Prior Line		
Refractory	9 (22.5)	15 (31.3)
Relapsed disease	31 (77.5)	33 (68.7)
Unknown	0 (0)	0 (0)
MMR Status, n (%)		
pMMR	28 (70)	29 (60.4)
dMMR	1 (2.5)	6 (12.5)
Unknown	11 (27.5)	13 (27.1)
TP53 Status, n (%)		
Mutant	24 (60)	15 (31.3)
Wildtype	6 (15)	11 (22.9)
Unknown	10 (25)	22 (45.8)
Prior exposure to PD-1/PD-L1, n (%)		
Yes	39 (97.5)	46 (95.8)
No	1 (2.5)	2 (4.2)
Prior exposure to Pembro/Len, n (%)		
Yes	19 (47.5)	20 (41.7)
No	21 (52.5)	28 (58.3)

Non QC'ed data based on EDC data extract as of 01/13/2026

20 ACRIVON THERAPEUTICS

ACR-368 PROGRAM FOCUSED EXCLUSIVELY ON REGISTRATIONAL INTENT OPPORTUNITIES

- Serous EC shows particularly high ORR in both BM+ and BM- tumors
- ACR-368 has a favorable safety profile
- Arm 3 and Arm 4 are evaluating ACR-368 + ULDG and ACR-368, respectively, in serous EC all-comer (biopsy-independent) subjects
- The study is being expanded to >20 EU sites

Subjects relapsed after prior platinum-based chemotherapy and one prior line of anti-PD-(L)1 therapy

BM-Stratified Cohorts with Prospective Response Prediction (US only)
OncoSignature®
Subjects with ≤3 lines of prior therapy

Biopsy-Independent Serous Cohorts (US + EU)
Subjects with ≤2 lines of prior therapy

Arm 1	Arm 2	Arm 3	Arm 4
	Completed		
BM+	BM-	Serous All-Comer	Serous All-Comer
N=71	N= up to ~150	N= up to ~90	N= up to ~90
ACR-368	**ACR-368 with ULDG sensitization**	**ACR-368 w/ ULDG sensitization**	**ACR-368 Monotherapy**
Primary endpoint	**Exploratory Arm**	**Primary endpoint**	**Primary endpoint**
ORR by RECIST 1.1		ORR by RECIST 1.1	ORR by RECIST 1.1

Enrollment completion Q4 2026 (Arm 3)

Arms 1, 3, and 4 are registrational intent

21
ACRIVON THERAPEUTICS

Potent synergy of ACR-368 with anti-PD-L1 displays immune Memory in 100% of Mice Complete tumor regression Immune memory Immune memory independent of CD8 Immune memory independent of CD4 Immune memory Co-mediated by CD4 + CD8 Legends:

Development path for ACR-368 in endometrial cancer Registrational intent Phase 2 single arm study of ACR-368 monotherapy in all BM+ EC patients All endometrial subtypes Enrollment completion (N =71 BM+ subjects) anticipated 2027 Registrational intent Phase 2 single arm study of ACR-368 with ULDG as sensitizer in all-comer serous EC (no biopsy requirement) Enrollment completion (N ~90 subjects) anticipated Q4 2026 Alignment with the FDA that ULDG (10 mg/m2) has no activity of its own Registrational intent Phase 2 single arm study of monotherapy ACR-368 in all-comer serous EC (no biopsy requirement) Planned confirmatory Phase 3 trial - front-line switch maintenance in pMMR population Randomization anti-PD-1 vs [anti-PD-1 + ACR-368] post [C/P + anti-PD-1] Protocol submitted to the FDA November 12, 2025

ACR-368 + Anti PD-1 confirmatory phase 3 trial Placebo Carboplatin AUC 5 mg/mL/min Paclitaxel 175 mg/m2 Q3W for 6 cycles ACR-368 Q2W plus Anti PD-1 Q6W Placebo plus Anti PD-1 Q6W Follow- up R1:1 Eligible patients Subjects with advanced stage (III, IVA, or IVB) or recurrent pMMR EC with measurable disease, all histopathologies eligible. Subjects must have completed at least 4 cycles of chemo + anti-PD-1 ≥6 weeks before first dose of study treatment ECOG PS 0-1 Adequate organ function Co-primary endpoints (hierarchical testing) PFS OS Planned Phase 2 safety run-in transitioning into Phase 3 Randomized, double-blinded, multicenter study of ACR-368 plus anti PD-1 versus placebo plus anti PD-1 in the ICI maintenance phase for patients with MMRp, primary advanced or recurrent EC

Monotherapy ULDG Sensitization PD1 Combination PD1/VEGF Bispecific Combination ADC Combination Endometrial MDS/MPN, HPV+ SCC, H&N, GBM Future Indications Initial Focus Broad Indication and Combination Expansion Opportunities acr-368 offers multiple attractive opportunities ACR-368-201 Arm 1 Biomarker-Positive All histopathologies Arm 4 Serous all-comer ACR-368-201 Arm 3 Biomarker Unselected Serous all-comer Confirmatory Phase 3 Expansion Opportunities

Internal pipeline: AP3-based drug discovery potential first- and best in class candidates Streamlined AP3-based drug discovery AP3 used for biologically relevant selectivity profiling ACR-6840: Development candidate, novel CDK11 inhibitor Anticipated IND filing Q4 2026 Multiple equally promising back-up series being pursued in parallel ACR-2316: Clinical stage, novel WEE1/PKMYT1 inhibitor Additional clinical data and transition to dose expansion 2026 Additional AP3-based internal programs

Wee1 and PKMYT1 - critical cell cycle checkpoints in human cancer WEE1 and PKMYT1 regulate S and G2-M cell cycle checkpoints to ensure proper DNA replication and mitotic completion Defective DNA repair is highly prevalent in cancers, creating a dependency on checkpoint proteins Demonstrated clinical activity, but the Therapeutic Index has been challenging AP3 was applied to design a molecule with potent single agent activity and exquisite selectivity to achieve expanded Therapeutic Index

ACR-2316 IS A POTENTIALLY BEST- AND FIRST-IN-CLASS AGENT DESIGNED USING ACRIVON'S AP3 PLATFORM

Program Goals		Demonstrated Results
1 Superior single agent activity	AP3-Enabled SAR	▪ Superior anti-tumor activity* (robust CDK1, CDK2, and PLK1 activation; inhibition of PKMYT1 resistance)
2 High selectivity and potency		▪ 5-20-fold more potent* in preclinical models than clinical benchmarks; complete tumor regression
3 Favorable ADME-PK, Therapeutic Index, and tolerability profile		▪ Potent tumor cell killing*, short elim.$T_{1/2}$; only transient AEs ▪ Broad preclinical therapeutic index and anti-tumor activity across all dosing regimens
4 Streamlined clinical development		▪ Advanced from lead to oral dosing in clinic in ≤15 month ▪ AP3-based Indication Finding ▪ AP3 MS-based PD assay developed for human PBMCs ▪ Two weekly oral dosing regimens established ▪ Clinical activity observed in AP3-predicted solid tumor types, including endometrial, SCLC, and sqNSCLC

*Head-to-head preclinical studies against benchmarks with clinical data

28

ACRIVON THERAPEUTICS

ACR-2316 is highly potent across human tumor cell lines and patient-derived ex vivo tumor models Patient-derived ex vivo ovarian tumor models Human tumor cell lines (not genetically selected) Breast Lung Ovarian Prostate Renal Medulloblastoma Glioblastoma Pancreatic WEE1i PKMYT1i

SUPERIOR ACTIVITY OF ACR-2316 oVER WRN INHIBITORS IN BOTH MSI HIGH AND MSS CELL LINES HRO761 is a noncovalent allosteric inhibitor of WRN (Novartis); VVD-133214/ RO7589831 is a covalent allosteric WRN inhibitor (Roche); ACR-2316 is more potent than both WRN inhibitors even in the optimal MSI high context, associated with strong dependency on WRN activity

ACR-2316 induces complete tumor regression across models and dosing regimens 5d on/2 d off Model 1 5d on/2 d off Model 2

Phase 1 Dose Escalation and Expansion Design Cohort A 3on/4off Cohort B 2on/5off Dose Level 1 Dose Level 2 Select tumor types Dose Escalation 30 mg 200 mg 240 mg 120 mg 60 mg 240 mg Cohort C 2on/12off 360 mg TBD 280 mg 160 mg Dose Expansion ✅ ✅ Two weekly oral regimens (3d on/4d off and 2d on/5d off) established with encouraging tolerability profile (N = 33) Bi-weekly (2d on/12d off) oral regimen being established based on ACR-2316 mechanism of action and limited, transient heme AEs Ongoing

ACR-2316 shows promising clinical activity in lung cancer during dose escalation Non-QC’ed EDC data extract 3/3/2026 Two weekly oral dosing schedules established; Clinical activity observed at ≥120 mg DCR (Target lesion) across all tumor types 79% Initial clinical activity and DCR (6/7) observed in lung cancer (median 3 prior lines therapy, incl. ICI and chemo) adNSCLC-03 sqNSCLC-02 adNSCLC-01 adNSCLC-02 SqNSCLC-01 SCLC-02 SCLC-01 On treatment SCLC Sq. NSCLC Ad. NSCLC

Favorable tolerability profile summary of ≥ grade 3 TRAEs # Subjects; % Total Gr. 3 N=20 Total Gr. 4 N=20 Total Gr 3/4 N=20 Neutropenia/neutrophil count decreased 4; 20% 1; 5% 5 25% Leukopenia/white blood cell count decreased 1; 5% 1; 5% 2; 10% Anaemia 1; 5% 0 1; 5% Lymphocyte count decreased 0 0 0 Alanine aminotransferase increased 1; 5% 0 1; 5% TOTAL 6 1 7 Non QC’ed EDC extract 2/23/2026 TRAEs with Grades 3/4 percentages ≥5% are included. No fatal TRAEs. Patients counted once at the maximum grade TRAEs in subjects treated up to or at established weekly dosing regimens Transient, mechanism-based hematological AEs, primarily neutropenia No other types of toxicities observed above (N = 13) tolerated weekly doses Notable absence of GI toxicities, long-lasting myelosuppression or more severe non-hematological AEs commonly seen with ADCs and chemotherapy

Demographics AND BASELINE CHARACTERISTICS Non QC’ed data based on EDC data extract as of 12/22/2025 Subject Demographics N = 33 ECOG Status at Baseline, n (%) 0 10 (30) 1 23(70) Prior Lines of Therapy, n (%) 1 1 (3) 2 5 (15) 3 14 (42) 4 7 (21) 5 2 (6) 6 2 (6) 7 1(3) 8 1(3) Prior exposure to IO therapy, n (%) Yes 24 (73) No 9 (27) Subject Demographics N = 33 Median Age (range) 63 Race, n (%) White 26 (79) Black/African American 3 (9) Asian 1 (3) Native Hawaiian/Pacific Islander 1 (3) Unknown/Other 2 (6) Sex, n (%) Female 20 (61) Male 13 (39) Cancer Type, n (%) Bladder 1 (3) Breast 4 (12) Cervical 1(3) Colorectal 3 (9) Endometrial 5 (15) Head Neck Squamous Cell Carcinomas 3 (9) Small Cell Lung Cancer 2 (6) Squamous - Non Small Cell Lung Cancer 3 (9) Adenocarcinoma - Non Small Cell Lung Cancer 3 (9) Ovarian Carcinoma 4 (12) Pancreatic Cancer 2 (6) Prostate Cancer (Neuroendocrine) 2 (6)

Potent synergy of ACR-2316 with anti-PD-L1 displays immune Memory in 100% of Mice Legends: Complete tumor regression Immune memory Immune memory independent of CD8 Immune memory independent of CD4 Immune memory co-mediated by CD4 + CD8

POTENTIAL DEVELOPMENT PATHS FOR ACR-2316

- AP3-predicted solid tumor types of high unmet need, *e.g.* SCLC, sqNSCLC, HPV+ tumors, etc.
  - Single agent 2nd/3rd line
  - Chemo combination (DDR stress sensitization in earlier lines)
- Weekly and bi-weekly dosing regimens provide flexibility for combinations, including potential frontline with both anti-PD(L)1 and TOPO1 payload ADCs (both strong synergy with ACR-2316)

Strong synergy with IO



Complete tumor regression
Immune memory
Immune memory independent of CD8
Immune memory Co-mediated by CD4+CD8
Immune memory independent of CD4
Dosing stopped
1st Tumor re-challenge
2nd Tumor re-challenge
3rd Tumor re-challenge
4th Tumor re-challenge
Tumor Volume (mm³) Mean +/- SEM
Days After Treatment Start

ACR-2316 + anti-PD-L1 therapy results in complete regression and permanent CD4 + CD8-mediated immune memory in preclinical models

Potential for strong synergy with ADCs



HEC1A
ACR-2316 + SN38 3d combination dose response
SN38
100nM
30nM
10nM
3nM
1nM
0.6nM
0.3nM
ACR-2316 Alone
SN38 Alone
% Viability normalized to DMSO control
ACR-2316 (nM)
SN38 (nM)
HEC1A
ACR-2316 + SN-38
ACR-2316
SN-38
ACR-2316 + SN-38
Doses
30nM ACR-2316
30nM SN-38

Max synergy score = 34

ACR-2316 + TOPO1 isomerase inhibitors (main backbone in ADCs) shows strong synergy in preclinical models

37
ACRIVON THERAPEUTICS

NEW PRECLINICAL CELL CYCLE DEVELOPMENT CANDIDATE

*ACR-6840: POTENTIAL FIRST-IN-CLASS **CDK11** INHIBITOR*

- No clinical-stage competitors
- Attractive cancer cell cycle drug target, well-suited for AP3 platform, multiple protein isoforms
- Broad role in cell cycle control and oncogenesis; CDK11 controls transcription, pre-mRNA processing and splicing of mitotic genes, and is encoded by an essential gene for cancer cell viability (DepMap)
- AP3 profiling (benchmarks/leads) for MOA-based SAR and lead optimization
- **Development candidate: ACR-6840**
  - **Small molecule CDK11 inhibitor, highly selective (kinome scan), orally available, potent (3 nM cellular target engagement; ~30 nM EC50 viability), preclinical antitumor activity**
  - **Several equally promising back-up series**



Series C
Resol. : 2.4 Å



Series D
Resol. : 2.64 Å



Series E
Resol. : 2.69 Å

All AP3-driven programs deploy co-crystallography



AP3-based screening funnel guides intracellular protein SAR

38

ACRIVON THERAPEUTICS

AP3 Generative phosphoproteomics platform Structured Standardized AI-enabled AP3 Interactome AP3 KSR Predictor AP3 Data Portal AP3 Chatbot Proprietary Database Drug design and optimization Target ID / Indication Finding MoA / response prediction PD and predictive biomarkers MS-proteomics Functional Genomics Internal Multi-modal AP3 MS-proteomics Single cell p-proteomics Spatial p-proteomics Clinical p-proteomics Proprietary Public Proprietary Computational Pipeline Validate Design Insight

AP3 INTERACTOME: PROPRIETARY INTERACTIVE DATA ANALYSIS INFRASTRUCTURE FOR ALL ACRIVON DATA AND EXPERIMENTS

Actionable data across all AP3 experiments accessible for all Acrivon scientists
Fully scripted, algorithm-based machine learning-enabled pathway and biomarker analyses

~164,000 phosphosites | ~50,000 phosphosites

- Data completeness Peptide IDs CV
- Pearson Correlation
- PCA Hierarchical Clustering
- Filtering Batch effects Normalization Imputation
- ANOVA Hierarchical clustering
- DEPs Volcano Plots
- Consensus Sequence Motif
- Pathway Enrichment
- Kinase Inference
- Network Mapping
- Biomarkers Machine-Learning


AP3 Interactome


AP3 Interactome


CDK1_Y15_M1 Knowledge Graph


AP3 Interactome
Cross-condition fold-changes of CDK1 substrates


AP3 Interactome


CDK1
Quantified phospho-sites on CDK1
Secondary structure information for CDK1
Residue

40 ACRIVON THERAPEUTICS

AP3 REVEALS DRUG-REGULATED KINASE ACTIVITY IN INTACT CELLS NOT DETECTABLE BY STANDARD METHODS

ACR-2316



TKL
TK
STE
CK1
OTHER
AGC
CMGC
CAMK

ACR-2743 (previous lead candidate)



TKL
TK
STE
CK1
OTHER
AGC
CMGC
CAMK

Time : 60 minutes
Dose : 20 nM

KinomeScan @ 1µM



ZAP70
VEGFR2
ULK2
TRKA
RSK2(Kin.Dom.1-N-terminal)
ROCK2
PLK4
IKK-beta
BTK
BMPR2
BRAF
CDK3
FAK
AURKA
GSK3B
PCTK1
PIK3C2B
TYK2(JH1domain-catalytic)
JNK1
BRAF(V600E)
CDK4
ERBB2
JNK3
EGFR(L858R)
IGF1R
RET
TSSK1B
KIT
PDGFRA
TIE2
ADCK3
PAK4
IKK-alpha
AKT1
ERBB4
INSR
PIM1
JNK2
SRPK3
MKNK1
KIT(V559D,T670I)
MARK3
CSNK1D
ALK
CDK2
AURKB
CHEK1
PIM2
CSF1R
LKB1
DYRK1B
ERK1
DCAMKL1
TGFBR1
RAF1
AXL
CDK9
CSNK1G2
MAPKAPK2
PDPK1
MET
MEK1
ABL1(T315I)-phosphorylated
p38-beta
FGFR2
PIM3
EPHA2
FGFR3
PIK3CA
YANK3
PAK2
CHEK2
MKNK2
ACVR1B
PIK3CG
EGFR
MEK2
CDK7
AKT2
PKAC-alpha
CDK11
SNARK
JAK2(JH1domain-catalytic)
p38-alpha
NEK1
PAK1
MLK1
ABL1-phosphorylated
KIT(D816V)
PDGFRB
ABL1(E255K)-phosphorylated
RIOK2
ABL1-nonphosphorylated
JAK3(JH1domain-catalytic)
FLT3
SRC
MAP3K4
PRKCE
GAK
PKMYT1
PLK1
PLK2
WEE2
PLK3
WEE1
YSK4
ACR-2316
ACR-2743
MAP3K4
PRKCE
GAK
PKMYT1
PLK1
PLK2
WEE2
PLK3
WEE1
YSK4
% Remaining
100
50
0

Traditional selectivity profiling

AP3-based pathway profiling

Drug-regulated kinase activity* in intact cells



PLK1
PLK2
PLK3
PRKCE
ACR-2316
ACR-2743
Activity (NES)
2
1
0
-1
-2

ACR-2316



Log2 Fold Change

ACR-2743



Log2 Fold Change

*Kinase activity based on substrate motif analysis using a proprietary PTM-SEA hybrid method

41
ACRIVON THERAPEUTICS

AP3 Reciprocal quenching identifies PKMYT1 as a key wee1 inhibitor-induced resistance mechanism Induced Suppressed Enrichment Score (NES) 500 5 Protein set size Mitotic regulation Cell cycle and cancer DNA homology repair DNA damage responses Sensitive Resistant WEE1i PKMYT1i PKMYT1i WEE1i PUJANA_BRCA1_PCC_NETWORK PUJANA_CHEK2_PCC_NETWORK REACTOME_CELL_CYCLE REACTOME_SEPARATION_OF_SISTER_CHROMATIDS Protein set name EC75 Comprehensive annotation, weighted for protein set size

AP3 RECIPROCAL QUENCHING REVEALS OPTIMAL TARGET POTENCY PROFILE FOR DUAL WEE1/PKMYT1 INHIBITOR


Sensitive Resistant
PKMYT1i
WEE1i
PKMYT1i
WEE1i
HCL, Euclidean
Centered log2FC
(treated vs. DMSO)
4
-4
1043 p-sites from 298 proteins


Sensitive Resistant
PKMYT1i
WEE1i
PKMYT1i
WEE1i
CHEK1_S296_M1
CDK1_T14_M1
Target substrates
Target substrate of ACR-368
Target substrate of PKMYT1i
Target substrates
Optimal potency ratio results in significant synergy
Synergy score (BRAID κ)
200
150
100
50
0
-50
WEE1i + PKMYT1i
ACR-368 + WEE1i


WEE1i and PKMYT1i dual inhibition synergy
Synergy score (BRAID κ)
100
50
0
HEC265
OV7
RMUGS
SNGM
AN3CA
HEC1B
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)
Pearson r = 0.68
p value = 0.0459


WEE1i and ACR-368
Synergy score (BRAID κ)
40
30
20
10
0
HEC265
OVISE
MCAS
OV7
RMUGS
SNGM
AN3CA
HEC1B
A2780
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)
Pearson r = 0.71
p value = 0.0324

43
ACRIVON THERAPEUTICS

Acr-2316 induces potent activation of pro-apoptotic mitotic kinases in sensitive tumor cells Robust activation of CDK1with ACR-2316 exemplified by enrichment of 206 upregulated substrates of CDK1 ACR-2316 @60min and 200nM in ACHN

Robust potent inhibition of CDK1 consensus substrate Y15 by ACR-2316 AP3 interactome enables real time quantitative computational analyses of proprietary AP3 drug profiling data across different conditions and experiments Comparison @60min and 200nM in ACHN Time-dependent comparison @ 200nM in ACHN Dose-dependent comparison @ 60min in ACHN ACR-2316 ACR-2316 3 -3 log2FC 3 -3 log2FC 3 -3 log2FC

AACR 2025: Generative Phosphoproteomics AP3 uncovers robust tumor cell death through cdk1, cdk2, and plk1 Poster link here data driven execution and value creation Recent Accomplishments (Last 12 Months) Anticipated Next Milestones (2026) Continued positive ACR-368 data in ongoing registrational intent EC trial (April 2025 and January 2026 Corporate R&D Events) Two weekly oral dosing regimens for ACR-2316; promising clinical activity observed in AP3-prioritized tumor types, including lung cancer (Q3-4 2025) 4 presentations showcasing expanded AP3 capabilities and compelling ACR-2316 preclinical data (AACR Q2 2025 and AACR-NCI-EORTC Q4 2025) Achieve CTA approval in EU for the ongoing (US) registrational intent serous EC all-comer Arm 3 (ACR-368 + ULDG) by Q1 2026 Initial clinical data from Arm 3 and additional update on Arm 1 of the ACR-368 Phase 2b trial in mid-2026 Initiate enrollment for the registrational intent serous EC all-comer Arm 4 (ACR-368) in the US in first half of 2026 Achieve readiness for Phase 3 confirmatory trial for ACR-368 in combination with PD-1 therapy by mid-2026 Complete enrollment (up to N = 90 subjects) in the registrational intent serous EC all-comer Arm 3 (ACR-368 + ULDG) in Q4 2026 Additional ACR-2316 Phase 1 clinical data for weekly and bi-weekly dosing regimens and transition into dose expansion in AP3-identified tumor types in 2026 Submit IND filing to the FDA for ACR-6840 in Q4 2026 Initiate additional internal programs utilizing the AP3 platform in 2026 Development candidate nomination for ACR-6840, a potential first-in-class CDK11 inhibitor (Q4 2025) Initiation of additional registrational intent serous EC all-comer (biopsy independent) Arm 3 in ongoing Phase 2b trial (Q4 2025) Strong enthusiasm for promising ACR-368 clinical data at 2026 ESGO late breaking oral presentation and corporate live KOL expert panel (Q1 2026) cORR of 52% observed in serous EC, a high unmet need disease w/ limited treatment options contributing to ~50% of all EC mortality

FINANCIAL HIGHLIGHTS Approximate Cash and Investments $118.6M Projected runway into Q2 2027 Approximate Fully Diluted Shares Outstanding 45.1M Current operating plan, assuming no additional financing Balance sheet 31-Dec-2025 Shares, pre-funded warrants, and equity grants outstanding 31-Dec-2025 Note: Unaudited